UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 30, 2006

Date of Report (Date of earliest event reported)

SYCAMORE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27273	04-3410558
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

220 Mill Road

Chelmsford, MA 01824

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code: (978) 250-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition

On August 30, 2006, the Registrant reported its revenue results for the fourth quarter and fiscal year ended July 31, 2006. A copy of the press release issued by the Registrant on August 30, 2006 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing. The information in this report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01: Other Events

The Registrant also reported that, pending further investigation of recently discovered information relating to the granting of stock options, it is unable at this time to provide complete financial results for the fourth quarter and fiscal year ended July 31, 2006. This information was promptly reported to the Securities and Exchange Commission and the Department of Justice. In light of this information, the Registrant is further investigating stock option accounting issues and is not yet able to determine whether additional compensation charges will be required, or if required, whether any such charges would be material. Further, the Registrant is unable to determine whether financial statements for prior periods may be affected. While there can be no assurances as to the final results of this continuing investigation, the Registrant does not currently anticipate that the outcome of the investigation will require any material adjustments to the Registrant's historical revenues, non-stock option related expenses or cash positions. The Registrant will not file its Form 10-K for the year ended July 31, 2006 until the investigation has been completed. The Registrant will hold a conference call to discuss its complete financial results after filing its 10-K.

The Registrant also said it expects to complete the previously announced acquisition of Eastern Research, Inc. in early September.

Item 9.01: Financial Statements and Exhibits

99.1	Press Release issued by Sycamore Networks, Inc. dated August 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc.

/s/ Richard J. Gaynor

Richard J. Gaynor

Chief Financial Officer

Vice President, Finance and Administration,

Secretary and Treasurer

(Duly Authorized Officer and Principal

Financial and Accounting Officer)

Dated: August 30, 2006